Intangible Assets, Net (Tables)	12 Months Ended
Dec. 31, 2023
Intangible Assets, Net [Abstract]
Schedule of Intangible Assets, Net	Intangible assets, net, consist of the following:
	As of December 31,
	2022	2023
	USD	USD
Software	$457,640	$444,574
Total cost	$457,640	$444,574
Less: Accumulated amortization	(368,165)	(377,715)
Intangible assets, net	$89,475	$66,859